UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2014

NEWBRIDGE BANCORP

(Exact Name of Registrant as Specified in Charter)

North Carolina	000-11448	56-1348147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Highwoods Boulevard, Suite 400, Greensboro North Carolina	27410
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (336) 369-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 8.01 – Other Events	3

Item 9.01 – Financial Statements and Exhibits	3

Signatures	4

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ITEM 8.01. OTHER EVENTS.

On September 24, 2014, NewBridge Bancorp issued a press release announcing that NewBridge Bank has established three additional areas of focus within its commercial banking business complementing its recent establishment of a Middle-Market Banking group aimed at serving larger corporate clients. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibit is being provided solely for the purposes of providing disclosure pursuant to Item 8.01 – Other Events:

Exhibit No.	Description of Exhibit

99.1	Press release of NewBridge Bancorp dated September 24, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWBRIDGE BANCORP

Dated: September 24, 2014	By:	/s/ Ramsey K. Hamadi
Ramsey K. Hamadi, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release of NewBridge Bancorp dated September 24, 2014

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